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                                                                    EXHIBIT 10.2

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (the "Rights Agreement") is entered into as of December 16, 1997 by and among G.S. Beckwith Gilbert (the "Shareholder") and Transgenomic, Inc. (the "Company").

         Section 1. DEFINITIONS. Certain other terms utilized in this Agreement shall have the meanings indicated herein:

         "COMMISSION" means the U.S. Securities and Exchange Commission.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "REGISTRABLE SECURITIES" shall consist of the shares of Common Stock acquired by the Shareholder pursuant to the warrants issued by the Company to the Shareholder pursuant to the terms of a Securities Purchase Agreement by and between the Shareholder and the Company and dated as of the date hereof. Registrable Securities shall not include: (i) any of such shares sold pursuant to an effective registration statement under the Securities Act; (ii) any of such shares sold under circumstances in which all of the applicable conditions to Rule 144 (or successor provision) under the Securities Act are met; and (iii) any of such shares that are no longer subject to any restrictions on transfer pursuant to Rule 144(k) (or successor provision) under the Securities Act.

         "REGISTRATION EXPENSES" means all expenses incurred by the Company in connection with the registration of Registrable Securities pursuant to this Agreement, including (a) all registration and filing fees paid to the Commission; (b) fees and expenses of compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (c) printing expenses; (d) internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties); (e) the fees and expenses incurred in connection with any listing of the Registrable Securities on a national or regional exchange, the NASDAQ Stock Market or similar facility; (f) fees and expenses of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by any independent certified public accountants of any comfort letters); and (g) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SELLING EXPENSES" means all underwriting fees, discounts, commissions or expenses attributable to any sale of all or part of the Registrable Securities.

         Section 2. REGISTRATION RIGHTS. (a) If the Company proposes to file a registration statement under the Securities Act with respect to either a primary or secondary offering by the Company of equity securities for its own account (other than a registration statement relating solely to (i) securities to be offered to employees pursuant to a stock option, stock savings, or


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other employee benefit plan of the Company or its affiliates; (ii) securities proposed to be issued in exchange for securities or assets of, or in connection with a merger or consolidation with, another corporation; (iii) securities to be offered by the Company generally to any class or series of its then-existing security holders; or (iv) securities to be offered or issued pursuant to a combination of the foregoing transactions), then the Company shall give written notice of such proposed filing to the Shareholder as soon as practicable (but in no event less than 30 days before the anticipated filing date of such registration statement), and such notice shall offer the opportunity to include all or any part of the Registerable Shares owned by the Shareholder with the securities of the Company being so registered. The Shareholder shall have 15 days following receipt of such notice to request in writing inclusion of all or any portion of his Registerable Shares in such registration, which request shall specify the number of Registerable Shares the Shareholder proposes to sell pursuant thereto.

         (b) Whenever the Shareholder requests that all or part of his Registerable Shares be included in a proposed registration, the Company shall use its reasonable best efforts to effect the registration of such Registerable Shares and to cause the managing underwriter of any proposed underwritten offering to permit the requested Registerable Shares to be included in such registration on the same terms and conditions as any similar securities included therein. The Shareholder may only participate in an underwritten registration hereunder if he (i) agrees to sell his Registerable Shares on the basis provided in any underwriting arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and these registration rights. Among other things, the Shareholder agrees, whether or not his Registerable Shares are included in an underwritten offering, that he will join in any general agreement with the managing underwriter not to effect any public sale or distribution of his Registerable Shares, including a sale pursuant to Rule 144 under the Securities Act, for a period of time not to exceed 360 days.

         (c) Notwithstanding anything else set forth in this Section 2, the Company may, at the discretion of a majority of its Board of Directors and without the consent of the Shareholder, withdraw any registration and abandon the proposed offering. Furthermore, if the managing underwriter of an underwritten offering advises the Company that in its opinion either because of
(A) the size of the offering that the Company, the Shareholder or any other shareholder desires to make or (B) the kind of securities that the Company and the Shareholder intend to include in such offering, the success of the offering could be materially and adversely affected by inclusion of the Registerable Shares requested to be included, then

                  (i) in the event that the size of the offering is the basis of such managing underwriter's opinion, (x) the amount of equity securities being offered by any other shareholders of the Company pursuant to other registration rights agreements which the Company may be party to will be reduced to the extent necessary to reduce the total amount of shares included in such offering to the amount recommended by the managing underwriter and (y) if an additional reduction in the number of shares is required, then the amount of equity securities to be offered by the Company and the amount of Registerable Shares to be offered for the account of the Shareholder shall be proportionately reduced (on the basis of the number of shares each intended to include in such offering) to the extent


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         necessary to reduce the total amount of shares included in such offering to the amount recommended by such managing underwriter; and

                  (ii) in the event that the kind or combination of securities to be offered is the basis of such managing underwriter's opinion, the amount of Registerable Shares to be included in such offering shall be reduced as described in clause (i) above or, if any such reduction would, in the judgment of the managing underwriter, be insufficient to substantially eliminate the adverse effect that inclusion of the Registerable Shares requested to be included could have on such offering, such Registerable Shares shall be excluded from such offering.

The Company agrees that it will not enter into any other registration rights agreements which contradict or otherwise interfere with the operation of this
Section 2(c).

         (d) The registration rights under this Section 2 shall apply to the any registration statement filed by the Company and declared effective under the Securities Act, other than registration statements relating to those offerings described in items (i) through (iv) of paragraph (a) of this Section 2.

         (e) The Company shall pay all Registration Expenses in connection with the registration of Registerable Shares pursuant to this Section 2, whether or not the registration statement becomes effective. The Shareholder shall pay all Selling Expenses attributable to any sale of all or part of his Registerable Shares in connection with any registration, whether or not the registration statement becomes effective.

         (f) In connection with any registration required under this Agreement, the Company shall take the actions set forth below.

                  (i) The Company shall notify the Shareholder of any stop order issued or threatened by the Commission and will take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

                  (ii) The Company shall comply with the provisions of the Securities Act with respect to the disposition of all securities covered by a registration statement filed pursuant to this Agreement with respect to the disposition of all Registrable Securities covered by such registration statement in accordance with the intended methods of disposition by the Shareholder as set forth in such registration statement.

                  (iii) The Company shall furnish to the Shareholder and each underwriter, if any, of Registrable Securities covered by a registration statement filed pursuant to this Agreement, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), and the prospectus included in such registration statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents as a Shareholder may reasonably request in order to facilitate the disposition of the Registrable Securities.

                  (iv) The Company shall use its commercially reasonable best efforts to register or qualify the Registrable Securities under the securities or "blue sky" laws of each state of


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         the United States of America as the Shareholder or any of the
         underwriters, if any, of the Registrable Securities covered by a registration statement filed hereunder requests to the extent such request is deemed reasonable by the Board of Directors of the Company in its sole discretion, and shall do any and all other acts and things which may be reasonably necessary or advisable to enable the Shareholder and each underwriter, if any, to consummate the disposition in such states of the Registrable Securities; provided that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection (iv), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

                  (v) The Company shall immediately notify the Shareholder of the happening of any event which comes to the Company's attention if, as a result of such event, the prospectus included in the registration statement filed under this Agreement contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Company shall promptly prepare and furnish to the Shareholder and file with the Commission a supplement or amendment to such prospectus so that such prospectus will no longer contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (vi) The Company shall make available for inspection by the Shareholder, any underwriter participating in any disposition pursuant to a registration statement filed under this Agreement, and any attorney, accountant or other agent retained by the Shareholder or such underwriters, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, as such person may reasonably request for the purpose of confirming that such registration statement does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided that the Company obtains reasonably satisfactory assurances that such information will be used solely for such purpose and will be held in confidence (except to the extent that it is included in the registration statement). The Company shall cause the officers, directors and employees of the Company and each of its subsidiaries to supply such information and respond to such inquiries as the Shareholder or such underwriter may reasonably request or make for the purpose of confirming that such registration statement does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided that the Company obtains reasonably satisfactory assurances that such information will be used solely for such purpose and will be held in confidence (except to the extent that it is included in the registration statement).

                  (vii) The Company shall use its commercially reasonable best efforts to obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the Shareholder or the underwriters reasonably request.


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                  (viii) The Company shall otherwise use its best commercially reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as reasonably practicable, an earnings statement covering a period (which may begin with the first fiscal quarter ending after the effective date of the registration statement) of at least 12 months after the effective date of the registration statement (as the term "effective date" is defined in Rule 158(c) under the Securities Act), which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

         Section 3. OTHER REGISTRATION RIGHTS. The Shareholder acknowledges that certain other stockholders of the Company may now or hereafter have registration rights, and that such other stockholders may be entitled to sell their securities at the same time, or pursuant to the same registration and underwriting, as the Holders hereunder.

         Section 4.  INDEMNIFICATION.

                  (a) INDEMNIFICATION BY THE COMPANY. The Company shall indemnify and hold harmless the Shareholder and each person, if any, who controls the Shareholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of, or are based upon, any such untrue statement or omission or allegation thereof contained in information furnished in writing to the Company by such Shareholder or on such Shareholder's behalf; and provided, further, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity contained in this paragraph shall not apply to the extent that any such loss, claim, damage, liability or expense results from the fact that a current copy of the prospectus was not sent or given to the persons or entities asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Registrable Securities concerned to such persons or entities with a current copy of the prospectus and such current copy of the prospectus would have cured the defect giving rise to such loss, claim, damage, liability or expense.

                  (b) INDEMNIFICATION BY SHAREHOLDER. The Shareholder agrees to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Shareholder, but only with respect to information furnished in writing by the Shareholder or on his behalf. The Shareholder agrees to indemnify and hold harmless the underwriters of the Registrable Securities, their officers and directors and each person who controls such underwriters on terms consistent with industry standards in effect at such time.


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         Section 5.          MISCELLANEOUS.

                  (a) NOTICES. All notices that are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be sufficient in all respects if given in writing and delivered personally or by a recognized courier service or by registered or certified mail, postage prepaid, to any party at its address set forth below, with a copy of same by any of the authorized means to the indicated person or persons:

         If to the Company: Transgenomic, Inc.
                                    5600 South 42nd Street
                                    Omaha, Nebraska  68107
                                    Attention:  P. Thomas Pogge, General Counsel

         If to Shareholder: G.S. Beckwith Gilbert
                                    Field Point Capital Management Company
                                    104 Field Point Road
                                    Greenwich, Connecticut 06830

                  Any notice or other communication shall be deemed to have been given on the day it is personally delivered or delivered by a recognized courier service as aforesaid or, if mailed, on the third day after it is mailed. Any party may change its address for notices or the person or persons authorized to receive notices for it by providing notice to the other parties in accordance with this Section.

                  (b) INVALIDITY OF PROVISIONS. If any provision of this Agreement is determined to be invalid, illegal or unenforceable, in whole or in part, then the parties shall be relieved of all obligations arising under such provision to the extent it is invalid, illegal or unenforceable, and such provision shall be reformed to the extent necessary to make it legal and enforceable while preserving its intent or, if that is not possible, by substituting therefor another provision that is legal and enforceable and achieves the same objectives.

                  (c) SECTION TITLES. All section titles and captions in this Agreement are for convenience only, shall not be deemed part of this Agreement and in no way shall define, limit, extend or describe the scope or intent of any provisions of this Agreement.

                  (d) FURTHER ACTS. The parties shall execute all documents, provide all information and take all such actions as may be reasonably necessary or appropriate to achieve the purposes of this Agreement and to accomplish the transactions contemplated hereby.

                  (e) ENTIRE AGREEMENT; WAIVER. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter hereof. This Agreement cannot be modified or amended except in writing signed by the party against whom enforcement is sought. No waiver by a party of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision of this Agreement, nor shall any such waiver constitute a continuing waiver.


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                  Although the Shareholder will become a party to the
         Shareholders Agreement, dated July 1, 1997, by and among the Company and its shareholders (the "Shareholders Agreement") upon the exercise of his warrants, the registration rights granted pursuant to this Agreement shall supersede any such rights stated in Section 8 of the Shareholders Agreement with respect to the Registerable Shares (but not with respect to any other shares of the Company's equity securities acquired or held by the Shareholder).

                  (f) COUNTERPARTS. This Agreement may be executed in multiple counterparts, all of which together shall constitute one agreement binding on the parties hereto, notwithstanding that the parties are not signatories to the same counterpart.

                  (g) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Nebraska and the United States, as applicable, without giving effect to any conflict of laws provisions that might result in the application of the laws of another jurisdiction.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of date first above written.

         TRANSGENOMIC, INC.

         By /s/ Collin D'Silva
            --------------------------------
         Its Chief Executive Officer
            --------------------------------




         /s/ G.S. Beckwith Gilbert
            --------------------------------
         G.S. Beckwith Gilbert

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